EXHIBIT 10.16

SUPPLEMENTAL COMPENSATION AGREEMENT

THIS AGREEMENT, made and entered into this             day of             , 200_, by and between COLUMBIA STATE BANK, a bank organized and existing under the laws of the State of Washington (hereinafter referred to as the “Bank”), and             , an Executive of the Bank (hereinafter referred to as the “Executive”).

RECITALS

1.	The Executive’s experience, knowledge of the affairs of Banks, reputation, and contacts in the industry are so valuable that assurance of the Executive’s continued services is essential for the future growth and profits of the Bank and it is in the best interests of the Bank to arrange terms of continued employment for the Executive so as to reasonably assure the Executive’s remaining in the Bank’s employment during the Executive’s lifetime or until the age of retirement.

2.	It is the desire of the Bank that the Executive’s services be retained as herein provided.

3.	It is the desire of the Bank and the Executive to enter into this Agreement under which the Bank will agree to make certain payments to the Executive at retirement pursuant to this Agreement.

4.	It is the intent of the parties hereto that this Executive Agreement be considered an un-funded arrangement maintained primarily to provide supplemental retirement benefits for the Executive, and be considered a non-qualified benefit plan for purposes of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

5.	The Executive is fully advised of the Bank’s financial status.

AGREEMENT

In consideration of services performed in the past and to be performed in the future, as well as, the mutual promises and covenants herein contained, it is agreed as follows:

1.	EMPLOYMENT.

The Bank agrees to employ the Executive in such capacity as the Bank may from time to time determine. The Executive will continue in the employ of the Bank in such capacity and with such duties and responsibilities as may be assigned to him, and with such compensation as may be determined, from time to time by the Board of Directors of the Bank.

2.	FRINGE BENEFITS.

The deferred compensation benefits provided by this Agreement are granted by the Bank as a fringe benefit to the Executive and are not (i) in lieu of base salary or a salary increase, (ii) a part of any salary reduction plan, or (iii) an arrangement deferring a bonus or a salary increase. The Executive has no option to take any current payment or bonus in lieu of these benefits except as set forth hereinafter.

3.	BENEFIT ACCOUNTING.

The Bank shall account for benefits under this Agreement in such manner as it determines, in its discretion, is appropriate, but in any case in accordance with U.S. generally accepted accounting principals and all applicable regulatory accounting principles of the Bank’s primary federal regulator.

4.	SUPPLEMENTAL COMPENSATION BENEFIT.

In the event the Executive remains in the Employment of the Bank until at least the tenth (10th) anniversary of this Agreement, then the Bank agrees to pay the Executive (or, in the event of his death, his designated beneficiary), the amount of Two Thousand, Eighty-Three Dollars ($2,083) per month for a period of One Hundred Twenty (120) months (“hereinafter Monthly Benefit Payments”). These Monthly Benefit Payments shall commence the first day of the first month following the tenth (10th) anniversary of this Agreement and shall continue monthly thereafter for a period of One Hundred Twenty (120) months, regardless of whether Executive continues his Employment with the Bank, or not.

5.	EFFECT OF TERMINATION OF EMPLOYMENT.

In the event the employment of the Executive shall terminate prior to the tenth (10th) anniversary of this Agreement, by the Executive’s voluntary action, due to the Executive’s Disability (defined below) or death, or by the Executive’s discharge by the Bank with or without Cause (defined below), then notwithstanding any contrary provisions of this Agreement, the following shall apply:

(A)	Involuntary Termination for Cause: In the event the Executive’s employment is terminated by the Bank for Cause before the tenth (10th) anniversary of this Agreement, all benefits otherwise provided herein shall be forfeited. The term “Cause” shall mean any of the following: (i) willful misfeasance or gross negligence in the performance of his duties; (ii) conduct demonstrably and significantly harmful to the Bank or a financial institution subsidiary; or (iii) conviction of a felony.

(B)	Voluntary Termination: In the event the Executive voluntarily terminates employment with the Bank before the tenth (10th) anniversary of this Agreement, all benefits otherwise provided herein shall be forfeited.

(C)	Involuntary Termination without Cause or Disability: In the event the Executive’s employment is involuntarily terminated before the tenth (10th) anniversary of this Agreement, (i) by the Bank other than for Cause, or (ii) due to the Disability of Executive, the Bank agrees to pay the Executive (or his designated beneficiary), a monthly benefit in an amount equal to the product of the Monthly Benefit Payment specified in Paragraph 4 above, multiplied by a fraction, the numerator of which shall be the number of full months the Executive has been employed by the Bank since the inception of this Agreement, and the denominator of which shall be one hundred twenty (120). Payments shall commence the first day of the first month following the tenth (10th) anniversary of this Agreement and shall continue monthly thereafter for a period of One Hundred Twenty (120) months.

For the purposes of this Agreement, Executive will be considered disabled if: (i) He is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) He is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of Participant’s Employer.

(D)	Death: In the event the Executive dies before the tenth (10th) anniversary of this Agreement, then Executive’s beneficiary(ies) shall be entitled to receive the same monthly Benefit Payment as the Executive would have been entitled had they terminated their Employment under the provisions of Paragraph 5(C) (using their date of death as the termination date). Payments will begin on the first day of the first month after the Bank receives written notice of the Executive’s death from the Executive’s designated beneficiary or the legal representative of his estate and will continue for a period of One Hundred Twenty (120) consecutive months.

(E)

Payments to Comply with All Relevant Internal Revenue Code Regulations: It is the intent of the parties to comply with all applicable Internal Revenue Code Sections, including, but not limited to, IRC 409A. Furthermore, and specifically applicable to IRC 409A, although the parties have specified a fixed date upon which to begin payments, the parties acknowledge that, in the event there is a “separation from service” (as defined by IRC 409A), and, if the Executive is a Key Employee (as defined by the IRS) and said Company is publicly traded at the time of “separation from service”, any such benefit payment described hereinafter shall be withheld for six (6) months following such separation from service, in order to comply with IRC 409A. For any Executive affected by this six (6) month delay in payment imposed by IRC 409A, and when monthly installment payments are called for, the aggregate amount of the first seven (7) months of installments shall be paid at the beginning of the seventh month following the date of separation from service. Monthly installment payments shall continue thereafter as specified.

6.	MISCELLANEOUS.

(A)	Status as an Unsecured General Creditor: Notwithstanding anything contained herein to the contrary: (i) the Executive shall have no legal or equitable rights, interests, or claims in or to any specific property or assets of the Bank as a result of this Agreement; (ii) none of the Bank’s assets shall be held in or under any trust for the benefit of the Executive or held in any way as security for the fulfillment of the obligations of the Bank under this Agreement; (iii) all of the Bank’s assets shall be and remain the general unpledged and unrestricted assets of the Bank; (iv) the Bank’s obligation under this Agreement shall be that of an unfunded and unsecured promise by the Banks to pay money in the future; and (v) the Executive shall be an unsecured general creditor with respect to any benefits which may be payable under the terms of this Agreement.

(B)	Binding Obligation of the Bank and any Successor in Interest: The Bank shall not merge or consolidate into or with another bank or sell substantially all of its assets to another bank, firm or person until such bank, firm or person expressly agree, in writing, to assume and discharge the duties and obligations of the Bank under this Executive Agreement. This Executive Agreement shall be binding upon the parties hereto, their successors, beneficiaries, heirs and personal representatives.

(C)	Amendment or Revocation: It is agreed by and between the parties hereto that, during the lifetime of the Executive, this Executive Agreement may be amended or revoked at any time or times, in whole or in part, by the mutual written consent of the Executive and the Bank.

(D)	Gender: Whenever in this Executive Agreement words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

(E)	Effect on Other Bank Benefit Plans: Nothing contained in this Executive Agreement shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank’s existing or future compensation structure.

(F)	Headings: Headings and subheadings in this Executive Agreement are inserted for reference and convenience only and shall not be deemed a part of this Executive Agreement.

(G)	Applicable Law: The validity and interpretation of this Agreement shall be governed by the laws of the State of Washington.

(H)	12 U.S.C. § 1828(k): Any payments made to the Executive pursuant to this Executive Agreement, or otherwise, are subject to and conditioned upon his compliance with 12 U.S.C. § 1828(k) or any regulations promulgated thereunder.

(I)	Partial Invalidity: If any term, provision, covenant, or condition of this Executive Agreement is determined by an arbitrator or a court, as the case may be, to be invalid, void, or unenforceable, such determination shall not render any other term, provision, covenant, or condition invalid, void, or unenforceable, and the Executive Agreement shall remain in full force and effect notwithstanding such partial invalidity.

(J)	Not a Contract of Employment: This Agreement shall not be deemed to constitute a contract of employment between the parties hereto that changes Executive’s status as an “at-will” employee of the Bank, nor shall any provision hereof restrict the right of the Bank to discharge the Executive, or restrict the right of the Executive to terminate employment, at any time or for any reason.

(K)	Confidentiality: Executive shall keep the existence of this Agreement and all terms hereof (including, without limitation, the amount of any benefits received hereunder) strictly confidential. Executive shall keep this Agreement in a secure, private location and shall use his best efforts to prevent this Agreement from being seen by others, including, without limitation, co-workers.

(L)	Non-Competition. Notwithstanding any contrary provisions of this Agreement, in the event any of the following events occur, whether before or after Executive begins to receive benefits under this Agreement, then Executive’s right to receive such benefits, and the Bank’s obligation to provide such benefits, shall immediately terminate: Executive is employed by, performs services for, or engages in any business or activities that competes with the Bank (or any entity or business owned by Bank). In the event of a breach by Executive of this Paragraph 6(L), Bank shall have the right to seek injunctive relief, in addition to, and not in lieu of, any other legal or equitable rights and remedies available to it. If a court of competent jurisdiction shall find the foregoing provisions illegal or unenforceable in any way or for any other reason whatsoever, the court may reform such provisions to the minimum extent necessary to make such provisions legal and enforceable, so as to permit maximum restrictions that are legal and enforceable to be applied to the Executive’s ability to compete with Bank (or any entity or business owned by Bank).

7.	ERISA PROVISION.

(A)	Named Fiduciary and Administrator:

The “Named Fiduciary and Administrator” of this Executive Agreement shall be the Board or a committee designated by, and which shall serve at the pleasure of, the Board. The Named Fiduciary and Administrator shall be responsible for the management, control and administration of the Executive Agreement. The Named Fiduciary and Administrator may delegate to others certain aspects of the management and operation responsibilities of the Executive Agreement, including the employment of advisors and the delegation of ministerial duties to qualified individuals.

(B)	Claims Procedure and Arbitration:

In the event a dispute arises over benefits under this Executive Agreement and benefits are not paid to the Executive (or to the Executive’s beneficiary(ies) in the case of the Executive’s death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Named Fiduciary and Administrator named above within Sixty (60) days from the date payments are refused. The Named Fiduciary and Administrator shall review the written claim and if the claim is denied, in whole or in part, they shall provide in writing, within Sixty (60) days of receipt of such claim, the specific reasons for such denial, reference to the provisions of this Executive Agreement upon which the denial is based and any additional material or information necessary to perfect the claim. Such written notice shall further indicate the additional steps to be taken by claimants if a further review of the claim denial is desired. A claim shall be deemed denied if the Named Fiduciary and Agreement Administrator fails to take any action within the aforesaid Sixty (60) day period.

If claimants desire a second review they shall notify the Named Fiduciary and Administrator in writing within Sixty (60) days of the first claim denial. Claimants may review this Executive Agreement or any documents relating thereto and submit any written issues and comments they may feel appropriate. In its sole discretion, the Named Fiduciary and Agreement Administrator shall then review the second claim and provide a written decision within Sixty (60) days of receipt of such claim. This decision shall likewise state the specific reasons for the decision and shall include reference to specific provisions of the Executive Agreement upon which the decision is based.

If claimants continue to dispute the benefit denial based upon completed performance of this Executive Agreement or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to an arbitrator for final arbitration. The arbitrator shall be selected by mutual agreement of the Bank and the claimants. If the parties are unable to agree on an arbitrator within thirty (30) days after a party first gives to the other party a written request for arbitration, then either party may thereafter petition a court of competent jurisdiction to appoint an arbitrator. The arbitrator shall operate under any generally recognized set of arbitration rules. The parties hereto agree that they and their heirs, personal representatives, successors and assigns shall be bound by the decision of such arbitrator with respect to any controversy properly submitted to it for determination.

Where a dispute arises as to the Bank’s discharge of the Executive “for Cause,” such dispute shall likewise be submitted to arbitration as above described and the parties hereto agree to be bound by the decision there-under.

IN WITNESS WHEREOF, the parties hereto acknowledge that each has carefully read this Agreement and executed the original thereof on the first day set forth hereinabove, and that, upon execution, each has received a conforming copy.

COLUMBIA STATE BANK

Tacoma, Washington

By:
Witness	Name, Title

Witness

BENEFICIARY DESIGNATION

I.	PRIMARY DESIGNATION

(You may refer to the beneficiary designation information prior to completion of this form.)

A.	Person(s) as a Primary Designation:

(Please indicate the percentage for each beneficiary.)

Name _______________________________________________________________________________________	Relationship	___________________ /	_______%

Address: __________________________________________________________________________________________________________________________________
(Street)	(City)	(State)	(Zip)

Name _______________________________________________________________________________________	Relationship	___________________ /	_______%

Address: __________________________________________________________________________________________________________________________________
(Street)	(City)	(State)	(Zip)

Name _______________________________________________________________________________________	Relationship	___________________ /	_______%

Address: __________________________________________________________________________________________________________________________________
(Street)	(City)	(State)	(Zip)

Name _______________________________________________________________________________________	Relationship	___________________ /	_______%

Address: __________________________________________________________________________________________________________________________________
(Street)	(City)	(State)	(Zip)

B.	Estate as a Primary Designation:

My Primary Beneficiary is The Estate of                                                                                                                                 as set forth in the last will and testament dated the              day of                     ,              and any codicils thereto.

C.	Trust as a Primary Designation:

Name of the Trust: ____________________________________________________________________________________________

Execution Date of the Trust:             /             /

Name of the Trustee: __________________________________________________________________________________________

Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):

______________________________________________________________________________________________________

______________________________________________________________________________________________________

II.	SECONDARY (CONTINGENT) DESIGNATION

A.	Person(s) as a Secondary (Contingent) Designation:

(Please indicate the percentage for each beneficiary.)

Name _______________________________________________________________________________________	Relationship	___________________ /	_______%

Address: __________________________________________________________________________________________________________________________________
(Street)	(City)	(State)	(Zip)

Name _______________________________________________________________________________________	Relationship	___________________ /	_______%

Address: __________________________________________________________________________________________________________________________________
(Street)	(City)	(State)	(Zip)

Name _______________________________________________________________________________________	Relationship	___________________ /	_______%

Address: __________________________________________________________________________________________________________________________________
(Street)	(City)	(State)	(Zip)

Name _______________________________________________________________________________________	Relationship	___________________ /	_______%

Address: __________________________________________________________________________________________________________________________________
(Street)	(City)	(State)	(Zip)

B.	Estate as a Secondary (Contingent) Designation:

My Secondary Beneficiary is The Estate of                                                                                                                    as set forth

in my last will and testament dated the              day of                     ,              and any codicils thereto.

C.	Trust as a Secondary (Contingent) Designation:

Name of the Trust:     ________________________________________________________________________________________

Execution Date of the Trust:             /             /

Name of the Trustee:    _____________________________________________________________________________________

Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):

______________________________________________________________________________________________________

______________________________________________________________________________________________________

All sums payable under this Beneficiary Designation by reason of my death shall be paid to the Primary Beneficiary(ies), if he or she survives me, and if no Primary Beneficiary(ies) shall survive me, then to the Secondary (Contingent) Beneficiary(ies). This beneficiary designation is valid until the Executive participant notifies the Bank in writing of a change.

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_______________________________	Date